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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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      Date of Report (Date of earliest event reported):  February 7, 2001

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
            (Exact name of registrant as specified in its charter)


           DELAWARE                      0-29092            54-1708481
(State or Other Jurisdiction of       (Commission         (IRS Employer
       Incorporation)                 File Number)      Identification No.)

         1700 OLD MEADOW ROAD, SUITE 300, MCLEAN, VIRGINIA       22102
             (Address of principal executive offices)          (Zip Code)

      Registrant's telephone number, including area code:  (703) 902-2800


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ITEMS 1-4.   NOT APPLICABLE.

ITEM 5.

     On February 7, 2001, the Company announced the addition to its Board Of Directors of Mr. Nick Earle, President of Ariba, Inc. Europe, Middle East and Africa. A copy of the press release is attached as Exhibit 99.1 hereto.

     In addition, on February 8, 2001, the Company announced its financial results for the fourth quarter of 2000. The announcement is attached hereto as
Exhibit 99.2.

ITEMS 6.   NOT APPLICABLE.

ITEMS 7.  c)      Exhibits

                  Exhibit 99.1 Press Release dated February 7, 2001, issued by the Company.

                  Exhibit 99.2 Press Release dated February 8, 2001, issued by the Company.

ITEMS 8.   NOT APPLICABLE.


                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           PRIMUS TELECOMMUNICATIONS
                              GROUP, INCORPORATED


                           By: /s/ NEIL L. HAZARD
                               ----------------------
                               Neil L. Hazard
                               Executive Vice President
                               and Chief Financial Officer


Date:  February 16, 2001